UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 5, 2012 (December 11, 2012)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement contained herein to reflect events or circumstances that may arise after the date of this filing.

Item 1.01	Entry Into a Material Definitive Agreement.

On December 5, 2012, CDS Business Services, Inc. (“CDS”), a subsidiary of the Company, entered into Amendment No. 1 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended by the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and CDS. The Amendment provides that upon the occurrence of certain events specified therein, the maximum amount of the warehouse line of credit provided by Sterling under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon CDS’s request. The Amendment also extends the maturity date from February 28, 2014 to February 28, 2016, unless earlier terminated pursuant to the terms of the Agreement.

The above description is a summary and is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 10.9.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employer Benefit Plans

On December 7, 2012 the Company received notice from the Trustee and Administrator of its 401(k) retirement plan (the “Plan”), pursuant to section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, that the Plan was scheduled to undergo a change in its third party administrator. As a result, all trading in the Company’s Common Shares, par value $0.02, will be suspended for Plan participants for such shares held in the Plan during the period beginning on or about January 7, 2013 and ending no later than February 21, 2013 (the “Blackout Period”). Notice of the Blackout Period for trading in Company Common Shares was provided to directors and executive officers on December 7, 2012, who will be prohibited from trading in any Common Shares of the Company during the Blackout Period, with the exception of such shares acquired prior to service with the Company as an executive officer of director.

Any inquiries regarding the foregoing may be directed to Matthew G. Ash, Chief Legal Officer and Secretary, Newtek Business Services, Inc., 212 West 35th Street, 2nd floor, New York, NY 10001, (212) 356-9542.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.9.3	Amendment No. 1 to the Loan and Security Agreement.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: December 11, 2012	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.9.3	Amendment No. 1 to the Loan and Security Agreement.